                               John Hancock Funds


--------------------------------------------------------------------------------


                                    SOVEREIGN
                                    BALANCED
                                      FUND


                                  ANNUAL REPORT


                                December 31, 1995

                                    DIRECTORS
                             EDWARD J. BOUDREAU, JR.
                               THOMAS W.L. CAMERON
                                JAMES F. CARLIN*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER JR.*
                               CHARLES L. LADNER*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                               Vice Chairman and
                            Chief Investment Officer
                                ANNE C. HODSDON
                                    President
                                THOMAS H. DROHAN
                       Senior Vice President and Secretary
                                 JAMES B. LITTLE
                Senior Vice President and Chief Financial Officer
                                 SUSAN S. NEWTON
           Vice President, Assistant Secretary and Compliance Officer
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                 89 SOUTH STREET
                           BOSTON, MASSACHUSETTS 02111

                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTORS SERVICES CORPORATION
                                  P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116


                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place -- slow economic growth, muted inflation and decent corporate earnings -- it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

   No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

   In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    BY JOHN F. SNYDER III, PORTFOLIO MANAGER
               AND BARRY EVANS FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                            SOVEREIGN BALANCED FUND

             Stocks and bonds have a bang-up year; 1996 should bring
            solid returns, butmore in line with historical averages


Investors couldn't have asked for much better in 1995. Falling interest rates, soaring corporate earnings, tame inflation and investors' healthy appetite for mutual funds drove stock prices virtually straight up. The Standard & Poor's 500-Stock Index -- the most commonly-used measure of the broad stock market -- gained a stunning 37.53%. Bonds also had a spectacular year. In fact, it was one of the best on record. Long-term yields plunged from 7.84% to 5.94%, and the benchmark 30-year Treasury bond returned a whopping 32.20%.

   With both the stock and bond markets moving up strongly, John Hancock Sovereign Balanced Fund posted solid returns. For the year ended December 31, 1995, the Fund's Class A and Class B shares had total returns of 24.23% and 23.30%, respectively, at net asset value. Those returns were in line with the average balanced fund's return of 25.16%, according to Lipper Analytical Services.(1)

[A 2 1/4" x 2" photo of John F. Snyder III centered at bottom of page. Caption reads: "John Snyder III".]

STOCKS: WINNERS AND LOSERS

After being under the weather for most of 1994, drug stocks made a spectacular recovery in 1995. Waning health-care reform fears, a slew of new drug approvals and a shift toward more conservative growth stocks were just what the doctor ordered. Our biggest winners were Merck, which we sold during the period, and Johnson & Johnson. Other top performers included NationsBank and PepsiCo -- two of our largest stock holdings. NationsBank benefited from low inflation, falling interest rates and strong loan growth. Pepsi introduced new products in its restaurant business to fend off competition, while its snack food and


                                   [CAPTION]
            "INVESTORS COULDN'T HAVE ASKED FOR MUCH BETTER IN 1995."

                  John Hancock Funds - Sovereign Balanced Fund

soft drink businesses continued to grow rapidly. Our retail stocks, however, continued to disappoint. Uncertainty about the economy and high debt levels have kept consumers from spending money. All of our retail stocks from Wal-Mart to Pep Boys, the auto parts chain, felt the pinch.

INVESTMENT THEMES
Even with the market rallying strongly this year, we've still found attractive buying opportunities in stocks. Two trends, in particular, have caught our attention. The first is the outsourcing phenomenon. Corporate America has cut costs about as much as it can with layoffs. As a result, companies are now outsourcing non-essential services as a way to bring costs down even further. We're keeping an eye out for those companies that will be the biggest beneficiaries of this trend. Automatic Data Processing (ADP) is one of our favorites. The company is one of the leaders in processing payrolls. In fact, one out seven employees in the U.S. receives a paycheck processed by ADP.

   The second trend is the consolidation of distribution companies in highly-fragmented industries. Another way companies are lowering costs is by reducing the number of vendors they use. That way they can negotiate better prices and manage their inventories more efficiently. As a result, we're seeing consolidation pick up as distributors try to grow big enough to meet the full-service needs of these companies. And that's presenting huge growth opportunities for companies that can grab market share. A perfect example is Alco Standard. Although Alco is the largest company in the office supply industry, it still only has 8% of the market. However, the company is rapidly acquiring smaller rivals. Rarely does a week go by without Alco buying at least one local distributor.

[A 2" x 2" photo of barry Evans centered at bottom of page. Caption reads:
"Barry Evans."]

BONDS: REDUCING EXPOSURE, DECREASING CREDIT RISK
Throughout the period, we've continued with our strategy of paring our bond exposure in order to increase our investment in stocks. We believe that stocks offer much more upside potential, and that was certainly true this year. By the end of 1995, our stake in bonds had fallen to 38% from 43% at the start of the year.

   We've also continued to upgrade the credit quality of the portfolio. It makes sense to assume less credit risk now that we're 54 months into an economic recovery that typically lasts only 46 months. So we've taken profits in some of our top performing high-yield corporate bonds -- those with credit ratings of BB or below. Examples include USAir, Beatrice and TransTexas Gas. We've also sold some of our higher quality corporate bonds such as Great Western Bank and Westpac Bancorp. In turn, we've put the proceeds to work in 30-year U.S. Treasuries, U.S. government agency bonds and mortgage-backed securities.

WHAT'S AHEAD
After such a strong year, many are wondering where

                                   [CAPTION]
             "...DRUG STOCKS MADE A SPECTACULAR RECOVERY IN 1995."

                  John Hancock Funds - Sovereign Balanced Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1995." The chart is scaled in increments of 10% from bottom to top, with 30% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 24.23% total return for John Hancock Sovereign Balanced Fund: Class A. The second represents the 23.30% total return for John Hancock Sovereign Balanced
Fund: Class B. The third represents the 25.16% return for the average balanced fund. The footnote below states: "Total returns for John Hancock Sovereign Balanced Fund are at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper Analytical Services. See following page for historical performance information."]

the stock market is headed. We're not likely to see stocks repeat their spectacular 1995 gains. So investors should temper their expectations for the coming year. Having said that, though, we're reasonably optimistic about the long-term prospects for stocks.

   We're sticking to our knitting, focusing on high-quality growth stocks with reliable earnings. We believe that's going to be especially important in 1996 as earnings growth begins to slow. For the last 10 quarters, earnings of companies in the S&P 500 Index have grown at an unusually high rate of 20%. We've already started to see signs that earnings have peaked. And in 1996, they're likely to drop back to more normal levels of 8% to 10%.

   By contrast, we expect the stable growth companies that we favor at Sovereign Balanced Fund to increase earnings at about 15% to 17% in 1996. That's almost twice the projected earnings growth of the market. What's more, the valuations of these stocks are equal to the market multiple. (That is, high-quality growth stocks have price-to-earnings multiples -- a measure of how much you're paying for earnings power -- equal to that of the stock market as a whole.) Normally, these stocks sell at a premium to the market and we believe that will eventually happen again. Finally, many of our companies are generating enormous cash flows. That's allowing them not only to increase their dividends, but also to buy back their stock. For example, General Electric, one of our largest stock holdings, recently announced a huge $9 billion repurchase program. We continue our stock-picking discipline that focuses only on companies that have increased their dividends every year for at least 10 years.

   On the bond side, volatility may be the watchword in the near term. The wrangling over the federal budget is currently putting downward pressure on bond prices. Once the Republicans and the Clinton administration strike a deal, however, prices are likely to bounce back. The next stumbling block will be the U.S. Treasury auction in February, which is likely to send prices back down. In our view, it will only be a temporary drop and, therefore, a good buying opportunity. Finally, an inflation scare could also rattle the market, but a scare is all it will be. And once again, we'd look for opportunities to buy on weakness. Despite some potential ups and downs, we're relatively optimistic about the prospects for 1996. A sluggish economy, subdued inflation and relatively stable interest rates should create an attractive backdrop for bonds.


--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

                                 [CAPTION]
     "WE'RE NOT LIKELY TO SEE STOCKS REPEAT THEIR SPECTACULAR 1995 GAINS."

                              A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Balanced Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on October 5, 1992 for both Class A and Class B shares. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED DECEMBER 31, 1995
                                                    ONE        LIFE OF
                                                    YEAR       FUND(1)
                                                    ----       -------
Sovereign Balanced Fund: Class A                     18.01%     29.80%
Sovereign Balanced Fund: Class B                     18.30%     31.63%

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED DECEMBER 31, 1995
                                                    ONE        LIFE OF
                                                    YEAR       FUND(1)
                                                    ----       -------
Sovereign Balanced Fund: Class A                     18.01%     8.38%
Sovereign Balanced Fund: Class B                     18.30%     8.85%

YIELDS

AS OF DECEMBER 31, 1995
                                                               SEC 30-DAY
                                                                  YIELD
                                                                  -----
Sovereign Balanced Fund: Class A                                  2.67%
Sovereign Balanced Fund: Class B                                  2.11%

                              NOTES TO PERFORMANCE
(1) Class A and B shares started on October 5, 1992.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Balanced Fund would be worth on December 31, 1995, assuming you have been invested since the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.


[Sovereign Balanced Fund
Class A shares

Line chart with the heading Sovereign Balanced Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $16,106 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Balanced Fund on October 5, 1992, before sales charge, and is equal to $13,668 as of December 31, 1995. The third line represents the Sovereign Balanced Fund after sales charge and is equal to $12,980 as of December 31, 1995.]

[Sovereign Balanced Fund
Class B shares

Line chart with the heading Sovereign Balanced Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $16,106 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Balanced Fund on October 5, 1992, before contingent deferred sales charge, and is equal to $13,363 as of December 31, 1995. The third line represents the Sovereign Balanced Fund after contingent deferred sales charge and is equal to $13,163 as of December 31, 1995.]

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Balanced Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common and preferred stocks (cost - $75,843,852) ........       $ 94,446,500
   Corporate bonds (cost - $32,825,954) ....................         33,377,857
   United States government and agencies obligations
     (cost - $24,500,700) ..................................         25,340,765
   Canadian government obligations (cost - $838,525) .......            964,290
   Joint repurchase agreement (cost - $2,503,000) ..........          2,503,000
   Corporate savings account ...............................              1,878
                                                                   ------------
                                                                    156,634,290
  Receivable for shares sold ...............................             18,382
  Interest receivable ......................................          1,332,024
  Dividends receivable .....................................            231,626
  Other assets .............................................              4,360
  Deferred organization expenses - Note A ..................             42,170
                                                                   ------------
                    Total Assets ...........................        158,262,852
                    -----------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased ...........................            447,060
  Payable to John Hancock Advisers, Inc. and
    affiliates - Note B ....................................            124,931
  Accounts payable and accrued expenses ....................             53,273
                                                                   ------------
                    Total Liabilities ......................            625,264
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in ..........................................        137,801,240
  Accumulated net realized loss on investments .............           (285,468)
  Net unrealized appreciation of investments ...............         20,120,381
  Undistributed net investment income ......................              1,435
                                                                   ------------
                    Net Assets .............................       $157,637,588
                    ===========================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - 30,000,000 shares authorized
  per class with $0.01 par value per share)
  Class A - $69,810,394 / 5,943,279 ........................       $      11.75
  ==============================================================================
  Class B - $87,827,194 / 7,478,401 ........................       $      11.74
  ==============================================================================
MAXIMUM OFFERING PRICE *
  Class - A $(11.75 x 105.26)% .............................       $      12.37
  ==============================================================================

* On a single retail sale of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest ....................................................      $ 5,552,411
  Dividends (net of foreign withholding taxes of $8,375) ......        2,270,131
                                                                     -----------
                                                                       7,822,542
                                                                     -----------
  Expenses:
   Investment management fee - Note B .........................          891,221
   Distribution/service fee - Note B
     Class A ..................................................          195,975
     Class B ..................................................          822,001
   Transfer agent fee - Note B ................................          331,448
   Custodian fee ..............................................           47,233
   Auditing fee ...............................................           40,714
   Printing ...................................................           34,464
   Miscellaneous ..............................................           29,116
   Registration and filing fees ...............................           26,820
   Organization expense .......................................           23,687
   Directors' fees ............................................           15,202
   Legal fees .................................................            3,722
                                                                     -----------
                         Total Expenses .......................        2,461,603
                         -------------------------------------------------------
                         Net Investment Income ................        5,360,939
                         -------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold .......................        1,018,778
  Change in net unrealized appreciation/depreciation
    of investments ............................................       25,174,426
                                                                     -----------
                         Net Realized and Unrealized
                         Gain on Investments ..................       26,193,204
                         -------------------------------------------------------
                         Net Increase in Net Assets
                         Resulting from Operations ............      $31,554,143
                         =======================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        YEAR ENDED DECEMBER 31,
                                                                                                  ---------------------------------
                                                                                                      1995                 1994
                                                                                                  -------------       -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ....................................................................       $  5,360,939        $  6,507,861
  Net realized gain (loss) on investments sold .............................................          1,018,778          (1,231,584)
  Change in net unrealized appreciation/depreciation of investments ........................         25,174,426         (11,093,661)
                                                                                                   ------------        ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations .........................         31,554,143          (5,817,384)
                                                                                                   ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - $(0.4373 and $0.4951 per share, respectively) .................................         (2,613,933)         (3,070,175)
   Class B - $(0.3632 and $0.4296 per share, respectively) .................................         (2,759,067)         (3,424,190)
  Distributions from net realized gain on investments sold
   Class A - (none and $0.0231 per share, respectively) ....................................            -----              (140,283)
   Class B - (none and $0.0231 per share, respectively) ....................................            -----              (179,739)
                                                                                                   ------------        ------------
     Total Distributions to Shareholders ...................................................         (5,373,000)         (6,814,387)
                                                                                                   ------------        ------------
FROM FUND SHARE TRANSACTIONS-- NET* ........................................................         (9,671,500)         12,766,526
                                                                                                   ------------        ------------
NET ASSETS:
  Beginning of period ......................................................................        141,127,945         140,993,190
                                                                                                   ------------        ------------
  End of period (including undistributed net investment income of
     $1,435 and $13,496, respectively) .....................................................       $157,637,588        $141,127,945
                                                                                                   ============        ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:


                                                                                         YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------------
                                                                             1995                                 1994
                                                                 -----------------------------       ------------------------------
                                                                   SHARES            AMOUNT            SHARES             AMOUNT
                                                                 ----------       ------------       ----------        ------------
CLASS A
Shares sold ..............................................          731,880       $  8,003,387        1,345,089        $ 13,926,996
Shares issued to shareholders
  in reinvestment of distributions .......................          225,314          2,478,514          305,566           3,035,107
                                                                 ----------       ------------       ----------        ------------
                                                                    957,194         10,481,901        1,650,655          16,962,103
Less shares repurchased ..................................       (1,309,813)       (14,133,563)      (1,146,920)        (11,691,908)
                                                                 ----------       ------------       ----------        ------------
Net increase (decrease) ..................................         (352,619)      $ (3,651,662)         503,735        $  5,270,195
                                                                 ==========       ============       ==========        ============
CLASS B
Shares sold ..............................................          752,142       $  8,157,490        1,851,509        $ 19,139,945
Shares issued to shareholders in
  reinvestment of distributions ..........................          222,136          2,441,524          322,144           3,200,787
                                                                 ----------       ------------       ----------        ------------
                                                                    974,278         10,599,014        2,173,653          22,340,732
Less shares repurchased ..................................       (1,542,113)       (16,618,852)      (1,454,476)        (14,844,401)
                                                                 ----------       ------------       ----------        ------------
Net increase (decrease) ..................................         (567,835)      $ (6,019,838)         719,177        $  7,496,331
                                                                 ==========       ============       ==========        ============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Balanced Fund

FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:
---------------------------------------------------------------------------------------------------------------------------


                                                                       YEAR ENDED DECEMBER 31,          FOR THE PERIOD
                                                                  --------------------------------    OCTOBER 5, 1992 TO
CLASS A                                                             1995        1994        1993    DECEMBER 31, 1992(a)(c)
                                                                  -------      -------     -------  -----------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period .......................      $  9.84      $ 10.74     $ 10.19                   $10.00
                                                                  -------      -------     -------                   ------
Net Investment Income ......................................         0.44(e)      0.50        0.46                     0.04(b)
Net Realized and Unrealized Gain (Loss) on Investments .....         1.91        (0.88)       0.68                     0.20
                                                                  -------      -------     -------                   ------
   Total from Investment Operations ........................         2.35        (0.38)       1.14                     0.24
                                                                  -------      -------     -------                   ------
Less Distributions:
  Dividends from Net Investment Income .....................        (0.44)       (0.50)      (0.45)                   (0.05)
  Distributions from Net Realized Gain on Investments Sold..       -----         (0.02)      (0.14)                   -----
                                                                  -------      -------     -------                   ------
   Total Distributions .....................................        (0.44)       (0.52)      (0.59)                   (0.05)
                                                                  -------      -------     -------                   ------
Net Asset Value, End of Period .............................      $ 11.75      $  9.84     $ 10.74                   $10.19
                                                                  =======      =======     =======                   ======
Total Investment Return at Net Asset Value (f) .............        24.23%       (3.51)%     11.38%                    2.37%(d)

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ..................      $69,811      $61,952     $62,218                   $5,796
Ratio of Expenses to Average Net Assets ....................         1.27%        1.23%       1.45%                    2.79%*(b)
Ratio of Net Investment Income to Average Net Assets .......         3.99%        4.89%       4.44%                    3.93%*(b)
Portfolio Turnover Rate ....................................           45%          78%         85%                       0%

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Balanced Fund

FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,            FOR THE PERIOD
                                                                 -----------------------------------    OCTOBER 5, 1992 TO
CLASS B                                                            1995          1994         1993    DECEMBER 31, 1992(a)(c)
                                                                 -------        -------      -------  -----------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ........................    $  9.84        $ 10.75      $ 10.20                  $ 10.00
                                                                 -------        -------      -------                  -------
Net Investment Income .......................................       0.36(e)        0.43         0.37                     0.03(b)
Net Realized and Unrealized Gain (Loss) on Investments ......       1.90          (0.89)        0.70                     0.20
                                                                 -------        -------      -------                  -------
   Total from Investment Operations .........................       2.26          (0.46)        1.07                     0.23
                                                                 -------        -------      -------                  -------
Less Distributions:
  Dividends from Net Investment Income ......................      (0.36)         (0.43)       (0.38)                   (0.03)
  Distributions from Net Realized Gain on Investments Sold ..     -----           (0.02)       (0.14)                  -----
                                                                 -------        -------      -------                  -------
   Total Distributions ......................................      (0.36)         (0.45)       (0.52)                   (0.03)
                                                                 -------        -------      -------                  -------
Net Asset Value, End of Period ..............................    $ 11.74        $  9.84      $ 10.75                  $ 10.20
                                                                 =======        =======      =======                  =======
Total Investment Return at Net Asset Value (f) ..............      23.30%         (4.22)%      10.63%                    2.29%(d)

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ...................    $87,827        $79,176      $78,775                  $14,311
Ratio of Expenses to Average Net Assets .....................       1.96%          1.87%        2.10%                    3.51%*(b)
Ratio of Net Investment Income to Average Net Assets ........       3.31%          4.25%        4.01%                    3.21%*(b)
Portfolio Turnover Rate .....................................         45%            78%          85%                       0%

  * On an annualized basis.
(a) Fund commenced operations on October 5, 1992.
(b) Reflects expense limitation in effect during the period indicated (see note
    B). As a result of such limitation, expenses for the period from October 5, 1992 to December 31, 1992 for Class A and Class B reflect a reduction of $0.0016 and $0.0012 per share, respectively. Absent of such limitation the ratio of expenses to average net assets would have been 2.94% and 3.66%, respectively, and the ratio of net investment income to average net assets would have been 3.78% and 3.06%, respectively. Without the reimbursement, total investment return would have been lower.

(c) This period is covered by the report of other independent auditors (not included herein).

(d) Not annualized.

(e) On average month end shares outstanding.

(f) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Balanced Fund

SCHEDULE OF INVESTMENTS
December 31, 1995
Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratios, but are unaudited.
--------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY SOVEREIGN BALANCED FUND ON DECEMBER 31, 1995. IT'S DIVIDED INTO SIX MAIN
CATEGORIES: COMMON STOCKS, PREFERRED STOCKS, CORPORATE BONDS, UNITED STATES GOVERNMENT AND AGENCIES OBLIGATIONS, CANADIAN GOVERNMENT OBLIGATIONS AND SHORT-TERM INVESTMENTS. THE INVESTMENTS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.


                                                                                        COMPOUND
 NUMBER                                                                                  GROWTH           MARKET
OF SHARES                  COMMON STOCKS (58.33)%                                         RATE            VALUE
---------                                                                               --------          ------
ADVERTISING (1.93%)
  70,000* Interpublic Group of Cos., Inc.
          (The) @ 43 3/8...........................................................                     $3,036,250
                                                                                                        ----------
          One of the largest advertising agencies in the world
          Earnings P/S.... $.62, .75, .91, 1.05, 1.19, 1.23, 1.43, 1.49, 1.79, 2.04       14.20%
          Dividends P/S.......... $.20, .22, .26, .32, .37, .41, .45, .49, .55, .61       13.20%
          Price/Earnings Ratio.................................................20.1
BANKS (4.16%)
  40,000* Banc One Corp. @ 37 3/4..................................................                      1,510,000
          Offers depository and lending services to
          individuals and commercial customers
          Earnings P/S..$1.16, 1.19, 1.56, 1.66, 1.83, 1.81, 2.28, 2.68, 3.01, 2.50        8.90%
          Dividends P/S....... $.45, .49, .55, .63, .69, .77, .89, 1.07, 1.24, 1.36       13.10%
          Price/Earnings Ratio.................................................14.2
  35,000* First Tennessee National Corp. @ 60 1/2                                                         2,117,500
          Tennessee-based bank holding company
          Earnings P/S. $2.02, 1.55, 2.20, 1.30, 1.96, 2.51, 3.51, 3.03, 4.04, 4.67        9.80%
          Dividends P/S.... $.75, .79, .85, .97, 1.08, 1.14, 1.26, 1.50, 1.73, 1.94       11.10%
          Price/Earnings Ratio.................................................12.5
  42,000  NationsBank Corp. @ 69 5/8...............................................                      2,924,250
          Largest superregional bank in the Southeast
          Earnings P/S.. $2.51, 2.01, 2.87, 4.44, 2.61, .76, 2.60, 4.55, 6.02, 6.72       11.60%
          Dividends P/S... $.78, .86, .94, 1.10, 1.42, 1.48, 1.51, 1.64, 1.88, 2.08       11.50%
          Price/Earnings Ratio..................................................9.8
                                                                                                        ----------
                                                                                                         6,551,750
                                                                                                        ----------
CHEMICALS (4.05%)
  40,000  Air Products And Chemicals @ 52 3/4......................................                      2,110,000
          Producer of industrial and speciality chemicals and gases
          Earnings P/S.. $1.18, .04, 1.95, 2.02, 2.08, 2.23, 2.45, 1.76, 2.05, 3.29       12.10%
          Dividends P/S.......... $.32, .39, .45, .55, .63, .69, .75, .83, .89, .95       12.90%
          Price/Earnings Ratio.................................................16.7
  35,000* E.I. du Pont de Nemours and Co. @ 69  7/8................................                      2,445,625
          Nations largest chemical manufacturer
          Earnings P/S.. $2.12, 2.46, 3.03, 3.53, 3.40, 3.13, 1.32, .23, 3.40, 5.43       11.00%
          Dividends P/S.$1.02, 1.10, 1.23, 1.45, 1.62, 1.68, 1.74, 1.76, 1.82, 2.03        8.00%
          Price/Earnings Ratio.................................................13.2
  40,000  PPG Industries, Inc. @ 45 3/4............................................                      1,830,000
          Manufacturer of specialty chemicals, coatings and resins
          Earnings P/S. $1.33, 1.60, 2.13, 2.09, 2.22, 1.29, 1.33, 1.46, 1.97, 3.69       12.00%
          Dividends P/S....... $.47, .56, .64, .74, .82, .86, .94, 1.04, 1.12, 1.18       10.80%
          Price/Earnings Ratio.................................................12.3
                                                                                                        ----------
                                                                                                         6,385,625
                                                                                                        ----------
COMMERCIAL SERVICES (1.44%)
  70,000* Sysco Corp. @ 32 1/2.....................................................                      2,275,000
                                                                                                        ----------
          Distributes foodservice products to restaurants, hotels, etc.
          Earnings P/S........ $.35, .45, .60, .73, .76, .86, .95, 1.10, 1.24, 1.42       16.80%
          Dividends P/S.......... $.06, .07, .08, .09, .10, .14, .22, .28, .36, .44       24.80%
          Price/Earnings Ratio.................................................21.3
COMPUTER AND OFFICE EQUIPMENT (2.13%)
  73,600  Alco Standard Corp. @ 45 5/8.............................................                      3,358,000
                                                                                                        ----------
          Distributor of office and paper products
          Earnings P/S.... $.64, .84, 1.15, 1.96, .91, .98, 1.11, (.025), .56, 1.82       12.30%
          Dividends P/S.... $.315, .325, .35, .39, .425, .445, .465, .485, .51, .53        6.00%
          Price/Earnings Ratio.................................................24.9
CONSUMER NON-DURABLES (8.70%)
  35,000* CPC International, Inc. @ 68 5/8                                                               2,401,875
          Major international food company
          Earnings P/S. $1.15, 2.17, 1.84, 2.11, 2.42, 2.56, 2.73, 2.90, 2.17, 3.54       13.30%
          Dividends P/S $.5675, .645, .76, .875, 1.00, 1.10, 1.20, 1.28, 1.38, 1.48       11.20%
          Price/Earnings Ratio.................................................19.5
  25,000* Kimberly-Clark Corp. @ 82 3/4............................................                      2,068,750
          Leading producer of consumer and personal care products
          Earnings P/S. $1.47, 1.87, 2.36, 2.63, 2.70, 3.01, 3.37, 1.95, 3.55, 3.66       10.70%
          Dividends P/S... $.60, .70, .78, 1.26, 1.32, 1.48, 1.59, 1.67, 1.71, 1.76       12.70%
          Price/Earnings Ratio.................................................21.5
  50,000  PepsiCo, Inc. @ 55 7/8...................................................                      2,793,750
          Second largest soft drink company
          Earnings P/S.... $.58, .76, .97, 1.13, 1.35, 1.35, 1.63, 1.73, 2.13, 2.42       17.20%
          Dividends P/S.......... $.21, .22, .27, .32, .38, .46, .51, .61, .70, .78       15.70%
          Price/Earnings Ratio.................................................22.9
  47,000  Procter & Gamble Co. (The) @ 83..........................................                     $3,901,000
          Leading producer of household consumer products
          Earnings P/S... $1.04, .46, 1.48, 1.74, 2.25, 2.43, 2.57, 2.54, .70, 2.50       10.20%
          Dividends P/S..... $.67, .68, .70, .83, .93, 1.00, 1.08, 1.17, 1.32, 1.50        9.40%
          Price/Earnings Ratio.................................................21.7

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Balanced Fund

                                                                                        COMPOUND
 NUMBER                                                                                  GROWTH           MARKET
OF SHARES                  COMMON STOCKS                                                  RATE            VALUE
---------                                                                               --------          ------
CONSUMER NON-DURABLES (CONTINUED)
  80,000* Sara Lee Corp. @ 31 7/8....................................................                  $ 2,550,000
          Manufacturer of brand name packaged foods and consumer products
          Earnings P/S......... $.59, .71, .88, .94, .98, 1.41, 1.28, 1.43, .46, 1.66     12.20%
          Dividends P/S............ $.20, .25, .30, .36, .42, .47, .50, .58, .64, .68     14.60%
          Price/Earnings Ratio...................................................18.2
                                                                                                       -----------
                                                                                                        13,715,375
                                                                                                       -----------
DIVERSIFIED OPERATIONS (1.52%)
  75,000* Corning Inc. @ 32..........................................................                    2,400,000
                                                                                                       -----------
          Worldwide technology and healthcare services company
          Earnings P/S..... $.93, 1.03, 1.63, 1.40, 1.54, 1.60, 1.69, .72, .54, (.46)       NMF
          Dividends P/S............ $.35, .36, .38, .41, .46, .53, .62, .68, .69, .72      8.30%
          Price/Earnings Ratio...................................................19.3
ELECTRICAL EQUIPMENT (9.40%)
  75,000* AMP, Inc. @ 38 3/8.........................................................                    2,878,125
          Worldwide producer of electronic and electrical connection devices
          Earnings P/S.... $.75, 1.16, 1.48, 1.32, 1.35, 1.24, 1.34, 1.41, 1.62, 1.94     11.10%
          Dividends P/S............ $.37, .43, .50, .60, .68, .72, .76, .80, .84, .92     10.70%
          Price/Earnings Ratio...................................................20.3
  34,000  Emerson Electric Co. @ 81 3/4..............................................                    2,779,500
          Produces and sells electrical/electronic products and systems
          Earnings P/S... $1.87, 2.00, 2.31, 2.63, 2.75, 2.83, 2.96, 3.15, 4.04, 4.16      9.30%
          Dividends P/S.... $.93, .98, 1.03, 1.16, 1.28, 1.34, 1.40, 1.47, 1.60, 1.84      7.90%
          Price/Earnings Ratio...................................................18.9
  54,000  General Electric Co. @ 72..................................................                    3,888,000
          Dominant force in home appliances, electrical power and financial services
          Earnings P/S....$1.37, 1.60, 1.88, 2.18, 2.43, 2.54, 2.54, 2.33, 3.31, 3.78     11.19%
          Dividends P/S....... $.58, .65, .70, .82, .94, 1.02, 1.12, 1.26, 1.44, 1.64     12.20%
          Price/Earnings Ratio...................................................18.6
  40,000  Hubbell Inc. Class B @ 65 3/4..............................................                    2,630,000
          Manufacturer of electrical and electronic products
          Earnings P/S... $1.49, 1.69, 1.94, 2.25, 2.52, 2.74, 2.66, 2.83, 2.00, 3.24      9.01%
          Dividends P/S...... $.58, .64, .75, .85, 1.07, 1.25, 1.40, 1.51, 1.55, 1.62     12.08%
          Price/Earnings Ratio...................................................16.4
  40,000* W.W. Grainger, Inc. @ 66 1/4...............................................                    2,650,000
          Leading distributor of electrical equipment
          Earnings P/S... $1.24, 1.48, 1.57, 1.96, 2.19, 2.36, 2.55, 2.76, 3.28, 2.67      8.90%
          Dividends P/S............ $.36, .39, .43, .50, .57, .61, .65, .71, .78, .89     10.60%
          Price/Earnings Ratio...................................................23.6
                                                                                                       -----------
                                                                                                        14,825,625
                                                                                                       -----------
ENERGY (4.56%)
  30,000  Exxon Corp. @ 80 1/8.......................................................                    2,403,750
          Major factor in the crude oil, natural gas and chemical industry
          Earnings P/S... $3.71, 3.43, 3.95, 2.32, 3.96, 4.79, 3.59, 4.13, 3.74, 5.36      4.20%
          Dividends P/S.. $1.80, 1.90, 2.15, 2.30, 2.47, 2.68, 2.83, 2.88, 2.91, 3.00      5.80%
          Price/Earnings Ratio...................................................15.0
  70,000  Questar Corp. @ 33 1/2.....................................................                    2,345,000
          Diversified holding company operating in the natural gas and property management businesses
          Earnings P/S..... $1.20, .67, .64, 1.27, 1.46, 1.69, 1.59, 2.24, 1.97, 1.19       NMF
          Dividends P/S....... $.87, .91, .94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16      3.30%
          Price/Earnings Ratio...................................................26.9
  30,000* Shell Transport & Trading Co. ADR @ 81 3/8                                                     2,441,250
          Part of the Royal Dutch/Shell group
          Earnings P/S*.. $2.97, 2.35, 2.98, 3.35, 4.19, 4.60, 2.80, 2.95, 3.62, 3.68      2.40%
          Dividends P/S** $14.3, 16.0, 17.0, 18.4, 20.1, 20.9, 21.9, 24.0, 27.1, 28.8      8.10%
          Price/Earnings Ratio....................................................9.0
          * Earnings per share per ADR in  $
          ** Dividends in pence per ordinary share
                                                                                                       -----------
                                                                                                         7,190,000
                                                                                                       -----------
HEALTHCARE (6.98%)
  84,000  Abbott Laboratories @ 41 3/4...............................................                    3,507,000
          Major pharmaceutical and healthcare firm
          Earnings P/S....... $.58, .70, .84, .97, 1.11, 1.27, 1.47, 1.69, 1.87, 2.12     15.50%
          Dividends P/S............ $.20, .24, .29, .34, .40, .48, .58, .66, .74, .82     17.00%
          Price/Earnings Ratio...................................................20.4
  16,000* American Home Products Corp. @ 97..........................................                    1,552,000
          Research-based pharmaceutical and healthcare products company
          Earnings P/S..$2.73, (2.64), 3.22, 3.54, 6.06, 4.10, 3.69, 4.66, 4.90, 6.49     10.10%
          Dividends P/S.. $1.55, 1.67, 1.80, 1.95, 2.15, 2.38, 2.66, 2.86, 2.94, 3.02      7.70%
          Price/Earnings Ratio...................................................14.7
  40,000  Johnson & Johnson @ 85 5/8.................................................                    3,425,000
          Major producer of prescription/non-prescription drugs, toiletries, and medical instruments and supplies
          Earnings P/S.... $.45, 1.18, 1.41, 1.60, 1.72, 2.13, 2.40, 2.69, 3.05, 3.59     26.00%
          Dividends P/S......... $.34, .40, .48, .56, .66, .77, .89, 1.01, 1.13, 1.28     15.90%
          Price/Earnings Ratio...................................................23.3
  40,000* Pfizer, Inc. @ 63..........................................................                    2,520,000
          Leading ethical pharmaceutical producer
          Earnings P/S..... $.98, 1.02, 1.18, 1.01, 1.19, 1.30, 1.21, .99, 1.20, 2.38     10.40%
          Dividends P/S........... $.41, .45, .50, .55, .60, .66, .74, .84, .94, 1.04     10.90%
          Price/Earnings Ratio...................................................26.0
                                                                                                       -----------
                                                                                                        11,004,000
                                                                                                       -----------
INFORMATION SERVICES (1.41%)
  30,000* Automatic Data Processing, Inc. @ 74 1/4...................................                    2,227,500
                                                                                                       -----------
          Largest independent computing services firm in the U.S.
          Earnings P/S.......... $.42, .54, .62, .72, .74, .83, .94, 1.07, 1.22, 1.43     14.60%
          Dividends P/S..... $.093, .105, .125, .145, .17, .195, .225, .255, .29, .35     15.90%
          Price/Earnings Ratio...................................................26.8
INSURANCE (1.15%)
  41,000  Reliastar Financial Corp. @ 44 3/8.........................................                    1,819,375
                                                                                                       -----------
          Specialities in life and health insurance and annuity businesses
          Earnings P/S... $2.29, 1.86, 1.58, 2.07, 1.99, 1.71. 1.92, 2.52, 3.05, 4.15      6.80%
          Dividends P/S............ $.43, .47, .57, .59, .65, .69, .73, .79, .88, .98      9.60%
          Price/Earnings Ratio...................................................10.2

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Balanced Fund

                                                                                        COMPOUND
 NUMBER                                                                                  GROWTH           MARKET
OF SHARES                  COMMON STOCKS                                                  RATE            VALUE
---------                                                                               --------          ------
PACKAGING (2.89%)
  70,000* Bemis Co. @ 25 5/8.......................................................                    $ 1,793,750
          Producer of a broad range of flexible packaging and equipment and pressure sensitive materials
          Earnings P/S.........$.47, .59, .74, .90, .99, .98, 1.14, .84, 1.33, 1.55       14.20%
          Dividends P/S.......... $.15, .18, .22, .30, .36, .42, .46, .50, .54, .64       17.50%
          Price/Earnings Ratio.................................................17.4
 105,000  Sonoco Products Co. @ 26 1/4.............................................                      2,756,250
          Containers, paper products and packaging
          Earnings P/S..... $.63, .77, 1.10, 1.18, .52, 1.07, 1.13, .99, 1.24, 1.65       11.30%
          Dividends P/S.......... $.18, .21, .30, .39, .43, .44, .48, .50, .53, .59       14.10%
          Price/Earnings Ratio.................................................16.0
                                                                                                       -----------
                                                                                                         4,550,000
                                                                                                       -----------
RETAIL (2.40%)
  82,000* Pep Boys-Manny, Moe & Jack (The) @ 25 5/8 ...............................                      2,101,250
          Retailer of automotive parts and accessories
          Earnings P/S........ $.52, .62, .76, .63, .70, .64, .87, 1.01, 1.27, 1.33       11.00%
          Dividends P/S.......... $.07, .08, .09, .11, .12, .13, .14, .15, .17, .19       11.70%
          Price/Earnings Ratio.................................................18.6
  75,000  Wal-Mart Stores, Inc. @ 22 3/8 ..........................................                      1,678,125
          Operates chain of discount department stores
          Earnings P/S......... $.20, .28, .37, .48, .55, .64, .80, .97, 1.11, 1.24       22.50%
          Dividends P/S......... $.021, .03, .04, .06, .07, .09, .11, .13, .17, .20       30.70%
          Price/Earnings Ratio.................................................17.9
                                                                                                       -----------
                                                                                                         3,779,375
                                                                                                       -----------
TELECOMMUNICATIONS (2.55%)
  32,000* Century Telephone Enterprises, Inc. @ 31 3/4.............................                      1,016,000
          Louisiana based telecommunications company
          Earnings P/S....... $.46, .60, .58, .51, .63, .72, 1.09, 1.39, 1.59, 2.12       18.50%
          Dividends P/S $.247, .253, .264, .272, .280, .287, .293, .310, .320, .330        3.30%
          Price/Earnings Ratio.................................................15.5
 100,000  Frontier Corp. @ 30......................................................                      3,000,000
          Provides telephone service to city of Rochester NY and outlaying areas
          Earnings P/S..... $.89, .93, 1.06, .99, .86, 1.14, 1.01, 1.15, 1.44, 1.02        1.50%
          Dividends P/S.......... $.64, .66, .68, .71, .73, .75, .77, .79, .81, .83        2.90%
          Price/Earnings Ratio.................................................29.5
                                                                                                       -----------
                                                                                                         4,016,000
                                                                                                       -----------
TOBACCO (2.01%)
  35,000  Philip Morris Cos. Inc. @ 90 1/2 ........................................                      3,167,500
                                                                                                       -----------
          Global tobacco, brewing and food company
          Earnings P/S. $1.55, 1.94, 2.22, 3.18, 3.83, 4.36, 4.95, 5.01, 4.56, 6.25       16.80%
          Dividends P/S.. $.62, .79, 1.01, 1.25, 1.55, 1.91, 2.35, 2.60, 3.03, 3.65       21.80%
          Price/Earnings Ratio.................................................14.1
UTILITIES (1.05%)
  49,000* National Fuel Gas Co. @ 33 5/8 ..........................................                    $ 1,647,625
                                                                                                       -----------
          Integrated gas holding company

          Earnings P/S. $1.75, 1.49, 1.65, 1.93, 1.83, 1.68, 1.94, 2.21, 2.23, 2.03        1.70%
          Dividends P/S $1.12, 1.19, 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61        4.10%
          Price/Earnings Ratio.................................................16.4
                       TOTAL COMMON STOCKS (Cost $74,114,477) .....................                     91,949,000
                                                                                                       -----------

                         PREFERRED STOCKS (1.58%)

  45,000  American Express Co. "DECS" @ 55 1/2 ....................................                      2,497,500
                                                                                                       -----------
                    TOTAL PREFERRED STOCKS (Cost $1,729,375) ......................                      2,497,500
                                                                                                       -----------

PAR VALUE
 (000'S
 OMITTED)                CORPORATE BONDS (21.17%)
---------
 $1,000   Banc One Credit Card Corp., Sr Sub
          Note 7.55%, 12-15-99 @ 103.656 ................................................                1,036,560
  1,000   Bank of Scotland, Sub Note 8.85%,
          11-01-06 @ 118.726 ............................................................                1,187,256
  1,000   Banque Paribas New York Corp., Sub Note
          6.875%, 03-01-09 @ 100.336 ....................................................                1,003,360
  1,000   Barclays North American Capital, Deb.
          9.75%, 05-15-21 @ 120.500 .....................................................                1,205,000
  1,653   Coastal Corp. (The), Sr Deb 11.75%,
          06-15-06 @ 106.375 ............................................................                1,758,379
  1,100   CTC Mansfield Funding Corp., Secured
          Lease Obligation Bonds 11.125%,
          09-30-16 @ 106.460 ............................................................                1,171,060
  1,500   Georgia-Pacific Corp., Deb 9.75%,
          01-15-18 @ 104.598 ............................................................                1,568,970
  1,300   GTE Corp., Deb 10.25%, 11-01-20
          @ 119.210 .....................................................................                1,549,730
  1,500   Hydro-Quebec Corp. Deb Ser HS 9.40%,
          02-01-21 @ 126.923 ............................................................                1,903,845
  1,800   Landeskreditbank Baden-Wurttemberg,
          Sub Note 7.625%, 02-01-23 @ 113.569 ...........................................                2,044,242
  1,000   Magna Copper Company, Sub Note 12.00%,
          12-15-01 @ 111.375 ............................................................                1,113,750
    600   Mass Mutual Life, Sub Note 7.625%,
          11-15-23 @ 104.475(R) .........................................................                  626,850
  1,000   Midland American Capital Corp., Gtd
          Note 12.75%, 11-15-03 @ 118.025 ...............................................                1,180,250
    750   Midland Funding Corp. Sr Sec Lease Oblig
          10.33%, 07-23-02 @ 104.000 ....................................................                  780,226
    670   National Westminster Bancorp, Deb

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Balanced Fund



PAR VALUE
 (000'S                                                                                    MARKET
 OMITTED)                CORPORATE BONDS                                                   VALUE
---------                                                                                  ------
            12.125%, 11-15-02 @ 111.482 .......................................            746,929
  $ 750     New York Life 7.50%, 12-15-23
            @ 102.505(R) ......................................................        $   768,788
  1,950     NWA Inc., Sub Note 8.625%, 08-01-96
            @ 101.000 .........................................................          1,969,500
    400     Occidental Petroleum Corp., Sr Deb 11.75%,
            03-15-11 @ 105.885 ................................................            423,540
    750     RBSG Capital Corp., Gtd Cap Note 10.125%,
            03-01-04 @ 124.279 ................................................            932,093
    400     RJR Nabisco Capital Corp., Sr Sub Deb
            8.75%, 04-15-04 @ 103.393 .........................................            413,572
    500     Scandinavian Airlines System, Deb 9.125%,
            07/20/99 @ 109.75 .................................................            548,750
  1,100     Security Pacific Corp., Sub Note 11.50%,
            11-15-00 @ 122.943 ................................................          1,352,373
  1,000     Standard Credit Card Master Trust, Credit
            Card Participation Certificates, 7.25%,
            04/07/08 @ 107.781 ................................................          1,077,810
    500     Stone Container, Sub Note 9.875%,
            02-01-01 @ 97.25 ..................................................            486,250
  1,000     Thrifty Payless, Inc., Sr. Sub Note, 12.25%,
            04/15/01 @ 106.500 ................................................          1,065,000
  1,900     TKR Cable 1, Inc. Deb 10.50%, 10-30-07
            @ 119.082 .........................................................          2,262,558
  1,450     Unisys Corp., Credit Sensitive Notes 13.50%,
            07-01-97 @ 95.000 .................................................          1,377,500
    260     United Air Lines Inc., Deb 10.25%, 07-15-21
            @ 125.131 .........................................................            325,341
    500     Viacom International, Sub Deb. 8.00%,
            07-07-06 @ 101.750 ................................................            508,750
  1,050*    Weirton Steel Corporation, Sr. Notes
            10.75%, 06-01-05 @ 94.250 .........................................            989,625
                                                                                       -----------
                                                          TOTAL CORPORATE BONDS
                                                             (Cost $32,825,954)         33,377,857
                                                                                       -----------

          UNITED STATES GOVERNMENT
          AND AGENCIES OBLIGATIONS (16.08)%

  3,000*  Federal National Mort. Assn. 8.50%,
          02-01-05 @ 109.562 ..................................................          3,286,860
  2,443   Federal National Mort. Assn. 7.50%,
          08-01-08 @ 102.843 ..................................................          2,512,338
    204   Federal National Mort. Assn. REMIC 9.80%,
          05-25-19 @ 101.281 ..................................................            207,068
  1,790   Financing Corp., Bond 9.65%, 11-02-18
          @ 139.109 ...........................................................          2,490,051
    199   Government National Mort. Assn. 9.00%,
          04-15-21 @ 106.453 ..................................................            212,014
 $1,967*  Government National Mort. Assn. 7.00%,
          06-15-23 @ 101.356 ..................................................          1,993,472
  4,268   United States Treasury, Bond 8.875%,
          08-15-17 @ 133.937 ..................................................          5,716,430
    500   United States Treasury, Bond 7.125%,
          02-15-23 @ 114.344 ..................................................            571,720
  5,000   United States Treasury, Note 9.375%,
          04-15-96 @ 101.141 ..................................................          5,057,050
  2,900   United States Treasury, Note 8.75%,
          08-15-00 @ 113.578 ..................................................          3,293,762
                                                                                       -----------
                                                 TOTAL UNITED STATES GOVERNMENT
                                                       AND AGENCIES OBLIGATIONS
                                                             (Cost $24,500,700)         25,340,765
                                                                                       -----------

          CANADIAN GOVERNMENT
          OBLIGATIONS (0.61)%
    750   Nova Scotia, Province of, Deb 9.50%,
          02-01-19 @ 128.5720 .................................................            964,290
                                                                                       -----------
                                                      TOTAL CANADIAN GOVERNMENT
                                                                    OBLIGATIONS
                                                                (Cost $838,525)            964,290
                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Balanced Fund


PAR VALUE
 (000'S                  SHORT-TERM                        INTEREST      MARKET
 OMITTED)                INVESTMENTS (1.59%)                RATE         VALUE
---------                                                  -------       ------
            JOINT REPURCHASE AGREEMENT

 $2,503     Investment in a joint repurchase
            agreement transaction with SBC
            Capital Markets Inc., Dated 12-29-95,
            Due 01-02-96 (secured by U.S.
            Treasury Bonds, 7.500% Due
            11-15-16, and 10.375%,
            due 11-15-12) Note A ......................    5.90%    $  2,503,000
                                                                    ------------
            CORPORATE SAVINGS ACCOUNT (0.00)%
            Investors Bank & Trust Company
            Daily Interest Savings Account
            Current Rate 5.00% ........................                    1,878
                                                                    ------------
                                     TOTAL SHORT-TERM INVESTMENTS      2,504,878
                                                                    ------------
                                       TOTAL INVESTMENTS (99.36)%   $156,634,290
                                                         ======     ============

* Securities, other than short-term investments, newly added to the portfolio for the period ended December 31, 1995.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See note A of the Notes to Financial Statements for valuation policy rule. Rule 144A securities amounted to $1,395,638 as of December 31, 1995.

NMF No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Balanced Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Sovereign Investors Fund, Inc. (the "Corporation"), is an open-end investment management company, registered under the Investment Company Act of 1940. The Corporation consists of two series portfolios: John Hancock Sovereign Balanced Fund (the "Fund") and John Hancock Sovereign Investors Fund. The investment objectives of the Fund are to provide current income, long-term growth of capital and income, and preservation of capital.

     The Directors have authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class, which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account, on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $259,999 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires December 31, 2002. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on investment securities from either the date of issue or date of

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Balanced Fund


purchase over the life of the security, as required by the Internal Revenue
Code.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent on an annual basis, to the sum of 0.60% of the Fund's average daily net asset value. The Adviser has entered into a service agreement with Sovereign Asset Management Corporation ("SAMCORP") an affiliate of the Adviser, to provide certain investment research and portfolio management services to the Fund, for which the Adviser pays SAMCORP 40% of its management fee with respect to equity securities in the Funds' portfolio.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

     The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $158,821. Out of this amount, $24,668 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,746 was paid as sales commissions to unrelated broker-dealers and $131,407 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1995 contingent deferred sales charges paid to JH Funds amounted to $262,781.

     In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B shares was decreased to 0.85% during the period from January 1, 1995 through January 31, 1995.

     The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to October 1, 1995, the Fund paid transfer agent fees as a class specific expense based on the number of shareholder accounts and certain out-of-pocket expenses. For the nine months ended September 30, 1995, the transfer agent expense, calculated as a class specific expense, was

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Balanced Fund


$123,635 for Class A and $149,473 for Class B, respectively. Effective October 1, 1995, transfer agent expense is a fund expense.

     Edward J. Boudreau, Jr. is director and officer of the Adviser and its affiliates, as well as Director of the Fund. The compensation of unaffiliated Directors is borne by the Fund. The Adviser owns 11,291 Class A shares of beneficial interest of the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1995, aggregated $52,182,917 and $61,399,880, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $14,509,436 and $11,548,778, respectively.

     The cost of investments owned at December 31, 1995 (including the joint repurchase agreement), for Federal income tax purposes was $136,537,437. Gross unrealized appreciation and depreciation of investments aggregated $21,997,585 and $1,902,610, respectively, resulting in net unrealized appreciation of $20,094,975.

                  John Hancock Funds - Sovereign Balanced Fund


REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Trustees and Shareholders of
John Hancock Sovereign Investors Fund, Inc.--
John Hancock Sovereign Balanced Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Sovereign Balanced Fund (the "Fund'), one of the portfolios constituting John Hancock Sovereign Investors Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of John Hancock Sovereign Balanced Fund for the year ended December 31, 1992 were audited by other auditors whose report dated February 3, 1993 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Balanced Fund portfolio of John Hancock Sovereign Investors Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP


Boston, Massachusetts
February 9, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for its fiscal year ended December 31, 1995.

     U.S. Government Obligations: Income from these investments may be exempt from certain state and local taxes. The percentage of assets invested in U.S. Treasury bonds, bills, and notes was 9.25% at year end. The percentage of income derived from U.S. Treasury bonds, bills, and notes was 11.17%. The percentage of assets invested in obligations of other U.S. government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) was 1.57% at year end. The Fund did not derive any income from these investments. For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

     With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1995, 41.45% qualifies for the dividends received deduction available to corporations.

                  John Hancock Funds - Sovereign Balanced Fund

Historical Data (Unaudited)
The table below shows the record of the Fund since inception in 1992.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

CLASS A                                      PER SHARE
  YEAR                        ------------------------------------------
 ENDED          SHARES         DIVIDENDS     NET ASSET     CAPITAL GAINS
DEC. 31       OUTSTANDING     FROM INCOME      VALUE       DISTRIBUTION
-------       -----------     -----------    ---------     -------------
1992(1)          568,842        $0.0473       $10.19            --
1993           5,792,163         0.4539        10.74         $0.1390
1994           6,295,898         0.4951         9.84          0.0231
1995           5,943,279         0.4373        11.75            --

CLASS B                                        PER SHARE
  YEAR                        ------------------------------------------
 ENDED           SHARES        DIVIDENDS     NET ASSET     CAPITAL GAINS
DEC. 31        OUTSTANDING    FROM INCOME      VALUE       DISTRIBUTION
-------        -----------    -----------    ---------     -------------
1992(1)         1,403,452       $0.0292       $10.20            --
1993            7,327,059        0.3816        10.75         $0.1390
1994            8,046,236        0.4296         9.84          0.0231
1995            7,478,401        0.3632        11.74            --

(1) For the period October 5, 1992 (commencement of operations) to December 31, 1992.

DIVIDEND INCREASES (UNAUDITED)
Listed below are the most recent dividend increases for the common stocks held in the Sovereign Balanced Fund as of December 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                        PERCENT OF
COMPANY                                                             DIVIDEND INCREASE
-------                                                             -----------------
Abbott Laboratories ..............................................        10.53%
Air Products .....................................................         6.1
Alco Standard ....................................................         7.7
American Home Products ...........................................         2.7
AMP, Inc. ........................................................         9.5
Automatic Data Processing, Inc. ..................................        14.3
BankOne ..........................................................         9.7
Bemis ............................................................        18.5
Century Telephone ................................................         3.1
Corning, Inc. ....................................................         5.9
CPC International ................................................         5.6
E.I. DuPont De Nemours & Co., Inc. ...............................        10.6
Emerson Electric .................................................        14.0
Exxon ............................................................         4.2
First Tennessee ..................................................        12.8
Frontier Corp. ...................................................         2.4
General Electric Co. .............................................        12.2
Hubbell, Inc., Cl. B .............................................         9.3
Interpublic Group ................................................        10.7
Johnson & Johnson ................................................        13.8
Kimberly Clark ...................................................         3.0
National Fuel Gas ................................................         2.5
NationsBank ......................................................        16.0
Pep Boys (The) ...................................................        11.8
PepsiCo, Inc. ....................................................        11.1
Pfizer, Inc. .....................................................        10.6
Phillip Morris ...................................................        21.2
PPG Industries ...................................................         3.4
Procter & Gamble .................................................        14.3
Questar ..........................................................         3.5
Reliastar Financial ..............................................        11.1
Sara Lee .........................................................        11.8
Shell Transport ..................................................         6.3
Sonoco Products ..................................................        12.5
Sysco ............................................................        18.2
W. W. Grainger, Inc. .............................................        15.0
Wal-Mart .........................................................        17.6
                                                                          -----
The average dividend increase for this group was .................        10.30%
                                                                          =====

                                      NOTES

                  John Hancock Funds - Sovereign Balanced Fund

                                      NOTES

                  John Hancock Funds - Sovereign Balanced Fund

[LOGO] JOHN HANCOCK FUNDS                                            Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                                U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                            PAID
                                                                   Brockton, MA
                                                                  Permit No. 582



[A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]



--------------------------------------------------------------------------------
     This report is for the information of shareholders of the John Hancock Sovereign Balanced Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."]


                                                                 JHD 3600A 12/95
                                                                            2/96